UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2014

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on October 20, 2014 (the "Original 8-K"), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of Allfast Fastening Systems, Inc. ("Allfast") by TriMas Corporation on October 17, 2014. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

1.
The historical audited consolidated financial statements of Allfast required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

2.
The historical unaudited consolidated financial statements of Allfast required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(b) Pro Forma Financial Information.

1.	The unaudited pro forma combined financial statements required by Item 9.01(b) of Form 8-K are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of September 19, 2014, among TriMas UK Aerospace Holdings Limited, TriMas Corporation, Allfast Fastening Systems, Inc., The James and Eleanor Randall trust dated June 1, 1993 and James H. Randall, incorporated by reference to Exhibit 2.1 filed with our Current Report on Form 8-K filed on October 20, 2014 (File No. 001-10716)*

23.1	Consent of Gumbiner Savett, Inc.

99.1	Audited financial statements of Allfast Fastening Systems, Inc. and subsidiary for the year ended December 31, 2013

99.2	Unaudited financial statements of Allfast Fastening Systems, Inc. and subsidiary for the six months ended June 30, 2014 and 2013

99.3
Unaudited pro forma combined balance sheet as of June 30, 2014, unaudited pro forma combined statements of operations for the year ended December 31, 2013 and the six months ended June 30, 2014, and the related notes to the pro forma financial statements

* Certain exhibits and schedules have been omitted and the registrant agrees to furnish a copy of any omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	December 22, 2014	By:	/s/ David M. Wathen
		Name:	David M. Wathen
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of September 19, 2014, among TriMas UK Aerospace Holdings Limited, TriMas Corporation, Allfast Fastening Systems, Inc., The James and Eleanor Randall trust dated June 1, 1993 and James H. Randall, incorporated by reference to Exhibit 2.1 filed with our Current Report on Form 8-K filed on October 20, 2014 (File No. 001-10716)*

23.1	Consent of Gumbiner Savett, Inc.

99.1	Audited financial statements of Allfast Fastening Systems, Inc. and subsidiary for the year ended December 31, 2013

99.2	Unaudited financial statements of Allfast Fastening Systems, Inc. and subsidiary for the six months ended June 30, 2014 and 2013

99.3
Unaudited pro forma combined balance sheet as of June 30, 2014, unaudited pro forma combined statements of operations for the year ended December 31, 2013 and the six months ended June 30, 2014, and the related notes to the pro forma financial statements

* Certain exhibits and schedules have been omitted and the registrant agrees to furnish a copy of any omitted exhibits and schedules to the Securities and Exchange Commission upon request.